PUTNAM CALIFORNIA TAX EXEMPT MONEY MARKET FUND (the "fund")
             Prospectus Supplement dated December 11, 1996 to
        Prospectus dated February 1, 1996, as revised July 30, 1996

The fund, along with four other Putnam money market funds, has purchased insurance, which, among other things, will insure a fund against a decrease in the value of a security held by it due to default or bankruptcy. Most securities and instruments in which the funds invest, other than U.S. Government securities, are covered by this insurance. The insurance may provide the fund with some protection in the event of a decrease in value of certain of its portfolio securities due to default or bankruptcy, but does not insure or guarantee that the fund will maintain a stable net asset value of $1.

The maximum amount of total coverage under the policy is $30 million, subject to a deductible in respect of each loss equal to the lesser of $1 million or 0.30% of the fund's net assets. As of the date of this supplement, the fund's net assets totaled $29,855,611. Each of the money market funds that has purchased the insurance has access to the full amount of insurance under the policy, subject to the deductible. Accordingly, depending upon the circumstances, the fund may not be entitled to recover under the policy, even though it has experienced a loss that would otherwise be insurable. The annual cost to the fund of purchasing the insurance is expected to equal approximately 0.02% of the fund's average net assets. This amount is not reflected in the expense information shown in the prospectus under the heading "Expenses summary."


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